UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):              September 13, 2010

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	4.01 Changes in Registrant’s Certifying Accountant.

On September 13, 2010, the audit committee of the board of directors of ZBB Energy Corporation (the “Company”) appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as its independent public accountant for the 2011 fiscal year.

In connection with this action, on September 13, 2010, the Company dismissed PKF LLP (“PKF”) as its independent auditor for the fiscal year that commenced July 1, 2010.  During the Company’s two most recent fiscal years, the opinion of PKF LLP did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

The audit report of PKF on the consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2010 contained an explanatory paragraph which stated “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the consolidated financial statements, the Company continues to incur significant operating losses and has an accumulated deficit of $46,894,677 that raises substantial doubt about the Company’s ability to continue as a going concern.  The Company is dependent on future debt and equity fundraising, additional sales orders, increase in margins, strategic partnerships, and/or government programs to sustain continued operations and meet past obligations.  Management’s plans regarding these matters also are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The decision to change accountants was approved by the audit committee and ratified by the Company’s board of directors.

During each of the two fiscal years ended June 30, 2009 and June 30, 2010 and through September 13, 2010, there were no disagreements with PKF LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKF LLP, would have caused it to make reference thereto in its reports for those periods. Additionally, during this time frame there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The Company requested that PKF LLP furnish a letter to it addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated September 16, 2010, is filed as Exhibit 16 to this Form 8-K.

During the years ended June 30, 2009 and June 30, 2010 and through September 13, 2010, neither the Company nor its audit committee consulted Baker Tilly with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K, as there were none.

Item	9.01. Financial Statements and Exhibits.

 Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: September 17, 2010	By:	/s/ Eric C. Apfelbach
	Name:	Eric C. Apfelbach
	Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16	Letter from PKF LLP to the Securities and Exchange Commission dated September 16, 2010, regarding change in certifying accountant